UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2026

Build-A-Bear Workshop, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

415 South 18th St., St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63103 ------------------ (Zip Code)

(314) 423-8000
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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BBW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02.	Results of Operations and Financial Condition.

On August 27, 2026, Build-A-Bear Workshop, Inc. (the “Company”) issued a press release setting forth results for the Company’s 2026 fiscal quarter ended August 1, 2026.

The Company reported that for the second quarter of 2026, total revenues were $115.3 million, compared to $124.2 million in the second quarter of 2026, pre-tax income was $11.6 million, compared to $15.3 million in the second quarter of 2026, and second-quarter diluted earnings per share (“EPS”) totaled $0.70, compared to $0.94 in the second quarter of 2026.

For the first half of the year, total revenues were $240.6 million, a decrease of 4.8% from the first half of the prior year, pre-tax income was $35.5 million, or 14.8% of total revenues, compared to $34.9 million, or 13.8% of total revenues for the first half of the prior year, and diluted EPS totaled $2.16, compared to $2.11, reflecting higher pre-tax income and a reduction in share count, partially offset by a higher tax rate.

For the first half of fiscal 2026, the Company returned $22.7 million to shareholders through share repurchases and quarterly dividends. The Company updates its fiscal 2026 expectations, including lowering its revenue outlook to a range of $500 million to $525 million and its pre-tax income outlook to a range of $60 million to $68 million.

A copy of the Company’s press release is being furnished as Exhibit 99.1 and hereby incorporated by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2026, Build-A-Bear Workshop, Inc. (the “Company”) terminated the employment of David Henderson, Chief Growth Officer, without cause, effective as August 26, 2026 (the “Termination Date”). Accordingly, the Amended and Restated Employment, Confidentiality and Noncompete Agreement, effective as of June 11, 2026, by and between Mr. Henderson and the Company, was terminated as of the same date.

In connection with the termination of his employment, the Company presented Mr. Henderson with a form of a Separation and Release Agreement (the “Separation Agreement”) pursuant to which Mr. Henderson will be entitled to receive the following payments and benefits in accordance with the existing terms of his previously disclosed arrangements with the Company: (i) a cash severance payment equal to $501,500, payable in equal installments for a period of 12 months, commencing 30 days after the Termination Date; (ii) a lump sum cash payment equal to $31,723.92, payable within 30 days after the Termination Date, which represents 18 times the monthly amount that the Company was paying as the employer contribution toward coverage under the Company’s health, dental and vision plans as of the Termination Date for Mr. Henderson and his family; and (iii) payment of the prorated portion of any bonus due to him under the Company’s 2026 bonus plan for its executive officers based on actual performance for fiscal 2026, payable at the time any such bonus would have been paid had Mr. Henderson’s employment continued. All shares of Mr. Henderson’s restricted stock and any outstanding long-term performance-based cash incentive awards which had not vested on the date of the Termination Date will be forfeited in accordance with the terms of the applicable long-term incentive compensation program, as previously disclosed by the Company. Consistent with the existing terms of his previously disclosed arrangements with the Company, the Separation Agreement includes a general release of claims in favor of the Company, and Mr. Henderson has agreed to keep Company information confidential, and to certain non-compete and non-solicitation restrictions for one year following the Termination Date. The above-described benefits are conditioned on Mr. Henderson’s execution of the Separation Agreement within 21 days of the Termination Date and continued compliance with the restrictive covenant obligations.

The foregoing description of the Separation Agreement is only a summary of certain terms and conditions of this document and is qualified in its entirety by reference to the Form of Separation Agreement, which has been filed with this Form 8-K as Exhibit 10.1 and which is incorporated by reference herein.

* * * * *

The Company reports its financial results in accordance with generally accepted accounting principles (“GAAP”). In the press release furnished as Exhibit 99.1 hereto, the Company has supplemented the reporting of its financial information determined in accordance with GAAP with certain non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the Company’s core operating results. These measures should not be considered as a substitute for or superior to GAAP results.

The information furnished in, contained, or incorporated by reference into Item 2.02 above, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”), as amended, or the Exchange Act, regardless of any general incorporation language in such filing. In addition, this report (including Exhibit 99.1) shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely as a requirement of Item 2.02.

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 contain certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements in this report and in such exhibit not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements in this report and in such exhibit are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things: statements regarding the Company’s goals, intentions, and expectations; business plans and growth strategies; estimates of the Company’s risks and future costs and benefits; forecasted demographic and economic trends relating to the Company’s industry; and other risk factors referred to from time to time in filings made by the Company with the Securities and Exchange Commission. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. The Company disclaims any intent or obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Form of Separation and Release Agreement by and between David Henderson and Build-A-Bear Workshop, Inc.

99.1	Press Release dated August 27, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: August 27, 2026	By:	/s/ Voin Todorovic
Name: Voin Todorovic
Title: Chief Financial Officer

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